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                                                                 Exhibit 99.(14)

                   GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                            LIMITED POWER OF ATTORNEY

           NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, FORM S-1 AND FORM S-3

The undersigned officer of Genworth Life and Annuity Insurance Company, a Virginia corporation (the "Company"), hereby nominate and appoint Matthew P. Sharpe, Geoffrey S. Stiff, Paul A. Haley and Heather C. Harker, with full power to each of them to act in his or her name and in place of any and all capacities, to execute on behalf of the officer of the Company the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Forms S-1 and S-3 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

1. variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172,
     333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575,
     333-143407 and 333-149595);

2. variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820,
     333-41031, 333-82311, and 333-111208);

3. guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-67902, 333-69620 and 333-69786);

4. guaranteed income annuity contracts and certificates filed on Form S-1 (SEC File No. 333-143494); and

5.   secured medium-term notes on Form S-3 (SEC File No. 333-128718).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officer might or could do. The delegation of authority contained in this Limited Power of Attorney shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in her capacity as Chief Financial Officer of the Company has caused this Limited Power of Attorney to be executed in her name for the specified purpose described above as of August 15, 2008.


                           GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                           By: /s/ Kelly L. Groh
                              --------------------------------------------------
                               Kelly L. Groh
                               Senior Vice President and Chief Financial Officer